                                                                    EXHIBIT 99.4

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING FIBERS, INC.                     PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37808-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: APRIL YEAR: 2002

              MONTH                        10/31/01    11/30/01    12/31/01     1/31/02      2/28/02       3/31/02       4/30/02
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $1,891,936  $1,569,117  $1,466,000  $ 1,578,891   $ 1,141,971   $ 1,554,279    $1,707,430
INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $ (309,258) $ (277,643) $  (13,259) $  (339,192)  $  (604,191)  $  (421,580)   $ (127,852)
NET INCOME (LOSS) (MOR-6)                $ (971,769) $ (939,694) $ (675,264) $(1,001,244)  $(1,266,289)  $(1,083,585)   $ (789,902)
PAYMENTS TO INSIDERS (MOR-9)             $       --  $       --  $       --  $        --   $        --                  $       --
PAYMENTS TO PROFESSIONALS (MOR-9)        $       --  $       --  $       --  $        --   $        --                  $       --
TOTAL DISBURSEMENTS (MOR-7)              $3,673,189  $3,090,908  $2,756,941  $ 3,117,506   $ 2,773,236   $ 2,948,115    $3,412,878

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                EXP.
         See attachment 2                               DATE
-----------------------------                           ----
CASUALTY                           YES (x) NO ( )  08 - 01 - 02
LIABILITY                          YES (x) NO ( )  07 - 01 - 02
VEHICLE                            YES (x) NO ( )  07 - 01 - 02
WORKER'S                           YES (x) NO ( )  07 - 01 - 02
OTHER                              YES (x) NO ( )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO       If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
                ----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                           SIGNED /s/ PAUL VANDERHOVEN
                                  ----------------------------------------------
                                             (ORIGINAL SIGNATURE)

                           TITLE  VP Finance, CFO
                                  ----------------------------------------------


MOR-1

CASE NAME: STERLING FIBERS, INC.                  CASE NUMBER: 01-37808-H4-11


                                                                                                                             PAID
  COVERAGE          POLICY PERIOD   POLICY NO.                        LIMITS                   CARRIER                       THROUGH
------------------------------------------------------------------------------------------------------------------------------------

See Attachment 2



MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         5/17/02


                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/02   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/02   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/02   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/02   Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/02   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year      7/1/02   Flat charge - based
                                aggregate.                         Lore                                       on exposures and

  7   Excess Liability          $50,000,000                        Zurich                1 year      7/1/02   Flat charge

  8   Excess Liability          $50,000,000                        AIG                   1 year      7/1/02   Flat Charge

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $195,653 - Audit at (AFCO)
                                expiration.  Plus all losses within
                                deductible.

  2   Automobile Liability      $92,955 (AFCO)


  3   Excess Liability          $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $295,000



  6   Excess Liability          $241,886



  7   Excess Liability          $109,210

  8   Excess Liability          $80,938

  9   Excess Liability          $62,500

 10   Marine Terminal           $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $57,375



 12   Excess Marine Liability   $21,250


                                                                    Page 4 of 14
                                                                         5/17/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -                                                  Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year     1/15/02    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 13   Property Damage,          Annual  -  Financed through AFCO.
      Business Interruption     $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers      $316,000 (15 mos.)
      Liability


 15   Excess Directors &        $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      $115,000 (15 mos.)
      Liability

 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $29,378 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $4,258 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx.



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $22,000 - Financed through Imperial.


 23   Environmental Impairment  $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



      ANNUAL TOTAL:                       $3,459,260 *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED APRIL 30, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     171                $   1,866              $       -                 $     152
        Trade accounts receivable, net              -                   67,997                     71                     2,626
        Other Receivables                           -                      624                      -                     2,694
        Due from affiliates                     1,205                   23,874                 13,782                         -
        Inventories                                 -                   32,762                      -                     8,535
        Prepaid expenses                           33                    7,578                      -                        52
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  134,701                 13,853                    14,059

Property, plant and equipment, net                  -                  121,481                  2,885                     5,977
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,162                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   34,560                      -                     1,258
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 164                  183,715                  1,493                     6,413
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   36,577                      -                     9,186
        Unsecured debt                        186,538                  266,481                  1,110                    70,403
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,033)                 (59,747)                 3,963                    (7,678)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (1)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,665)                (510,587)                19,297                  (137,733)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,665)                (513,124)                19,297                  (137,333)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 386,977              $  21,900                 $  21,294
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     164             $       -                 $      49
        Trade accounts receivable, net             -                     2,552                   872                     4,299
        Other Receivables                          -                     4,389                     -                         -
        Due from affiliates                    3,217                    55,026                   534                     7,527
        Inventories                                -                         -                   251                     1,803
        Prepaid expenses                        (283)                        -                     -                        21
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,934                    62,131                 1,657                    13,699

Property, plant and equipment, net                 -                         -                     -                    42,248
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,811                 1,519                         -
Other assets                                   2,593                     3,746                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,527                 $ 361,688             $   3,176                 $  55,947
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 59                    24,885                   537                     1,709
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          587                    10,780                     -                         -
        Unsecured debt                           840                   265,052                   170                    62,343
        Other / Intercompany                       -                         -                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 4,020                     1,557
        Retained earnings-Filing Date            779                   (90,594)                 (877)                    1,518
        Retained earnings-Post Filing Date      (390)                    1,017                  (674)                  (11,180)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 389                    (6,181)                2,469                    (8,105)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       389                    (6,181)                2,469                    (8,105)

TOTAL LIABILITIES AND EQUITY                $  5,527                 $ 361,888             $   3,176                 $  55,947
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   2,402
        Trade accounts receivable, net              -                 78,417
        Other Receivables                           -                  7,707
        Due from affiliates                  (105,219)                   (54)
        Inventories                                 -                 43,351
        Prepaid expenses                            -                  7,401
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (105,219)               139,224

Property, plant and equipment, net                  -                172,591
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,662
Investments in Subs                          (381,672)                45,453
Other assets                                       (1)                43,021
                                            --------------------------------

TOTAL ASSETS                                $(486,892)             $ 406,951
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (41,841)              177,134
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (9,773)                47,357
        Unsecured debt                       (133,135)               719,802
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,249)              (546,018)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (75,722)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (1)
                                            --------------------------------
                                              (40,250)              (857,366)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,250)              (859,903)

TOTAL LIABILITIES AND EQUITY                $(486,892)            $  406,951
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                       -----------------------------------------------------------------------------------------
                                          10/31/01    11/30/01    12/31/01     1/31/02      2/28/02      3/31/02      4/30/02
                                       -----------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $   5,878   $   5,656   $   2,614    $   5,479     $  5,821    $  6,096    $   6,168
ROYALTY AND REVENUE PAYABLE                     --          --          --           --
NOTES PAYABLE - INSURANCE                       --          --          --           --
TAX PAYABLE:                                                            --           --
    Federal Payroll Taxes                       --          --          26           --
    State Payroll & Sales                       (1)         (2)         (3)          (3)          --          (1)          (1)
    Ad Valorem Taxes                            --          --          --           --
    Other Taxes                                 87         112         137          162          232         220          245
TOTAL TAXES PAYABLE                      $      86   $     110   $     161    $     159     $    232    $    219    $     244
SECURED DEBT POST-PETITION                      --          --          --           --
ACCRUED INTEREST PAYABLE                        --          --          --           --
*ACCRUED PROFESSIONAL FEES:                     --          --          --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs          --          --          --           --
  2.  Lease Operating Expenses/Capital          --          --          --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $   5,964   $   5,766   $   2,775    $   5,638     $  6,053    $  6,315    $   6,412
================================================================================================================================

*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      APRIL  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $218,752    $ 207,065    $       8   $       404   $    6,177   $        5,098

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $218,752    $ 207,065    $       8   $       404   $    6,177    $       5,098
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 62,239    $ 62,239     $     --   $     --   $     --   $     --

        31-60           516         516           --         --         --         --

        61-90           911         911           --         --         --         --

        91 +         27,343      27,343           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 91,009    $ 91,009     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING APRIL 30, 2002


STATEMENT OF INCOME (LOSS)

                                                                                                                    ATTACHED
                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       42,567,625    $          193,956    $        1,707,430
TOTAL COST OF REVENUES                                         --            34,665,250               193,956             1,735,717
GROSS PROFIT                                   $               --    $        7,902,375    $               --    $          (28,287)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           46,778    $          631,122    $               --    $           99,565
  Insiders Compensation                                        --               494,281                    --                    --
  Professional Fees                                            --             1,736,873                    --                    --
  Other (Earnings in Joint Venture)                            --                15,879               (15,879)                   --

TOTAL OPERATING EXPENSE                        $           46,778    $        2,878,155    $          (15,879)   $           99,565
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (46,778)   $        5,024,220    $           15,879    $         (127,852)
INTEREST EXPENSE (includes amort of debt fees)               (188)            2,578,733                    --               614,434
DEPRECIATION                                                   --             1,949,794                    --                47,616
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $             (188)   $        4,528,527    $               --    $          662,050
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (46,590)   $          495,693    $           15,879    $         (789,902)
INCOME TAXES                                                   --                    --                 1,601                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (46,590)   $          495,693    $           14,278    $         (789,902)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,076,963   $          365,854
TOTAL COST OF REVENUES                                          --                68,649              494,189
GROSS PROFIT                                    $           83,333    $        1,008,314   $         (128,335)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $            5,936    $          242,315   $          (73,531)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $            5,936    $          242,315   $          (73,531)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           77,397    $          765,999   $          (54,804)
INTEREST EXPENSE (includes amort of debt fees)              37,665               178,602                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          664,397   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           16,732    $          101,602   $          (54,804)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           16,732    $          101,602   $          (54,804)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------


REVENUES  (MOR-1)                                   $        3,332,627   $         (83,333)    $      49,244,455
TOTAL COST OF REVENUES                                       2,030,382             (83,333)           39,104,810
GROSS PROFIT                                        $        1,302,245   $              --     $      10,139,645
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          609,715   $        (540,833)            1,021,067
  Insiders Compensation                                             --                  --               494,281
  Professional Fees                                                 --                  --             1,736,873
  Other (Earnings in Joint Venture)                                 --                  --                    --


TOTAL OPERATING EXPENSE                             $          609,715   $        (540,833)    $       3,252,221
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          692,530   $         540,833             6,887,424
INTEREST EXPENSE (includes amort of debt fees)                      --             540,833             3,950,079
DEPRECIATION                                                   327,490                  --             2,833,695
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          327,490   $         540,833     $       6,783,774
=================================================================================================================
NET INCOME BEFORE TAXES                             $          365,040   $              --     $         103,650
INCOME TAXES                                                        --                  --                 1,601
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          365,040   $              --     $         102,049
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING FIBERS, INC.                   CASE NUMBER:  01-37808-H3-11


CASH RECEIPTS AND
DISBURSEMENTS                                   Oct-01        Nov-01      Dec-01       Jan-02
-----------------                             ----------    ----------  ----------   ----------
1.  CASH-BEGINNING OF MONTH                   $  295,511    $  297,869  $  213,923   $  412,443
                                              ----------    ----------- ----------   ----------

RECEIPTS:
2.  CASH SALES                                $       --    $       --          --           --
3.  COLLECTION OF ACCOUNTS RECEIVABLE          1,914,342     1,695,639  $1,489,298   $1,582,440
4.  LOANS & ADVANCES (attach list)                    --                        --
5.  SALE OF ASSETS                                    --                        --
6.  OTHER (attach list)                        1,761,204     1,311,323   1,466,164    1,246,396
TOTAL RECEIPTS                                $3,675,546    $3,006,962  $2,955,462   $2,828,836
(Withdrawal)Contribution by Individual
    Debtor MFR-2*                                    N/A           N/A         N/A          N/A
DISBURSEMENTS:
7.  NET PAYROLL                               $  165,492    $  297,757  $  146,889   $  211,662
8.  PAYROLL TAXES PAID                            68,457        58,459      89,708       81,238
9.  SALES, USE & OTHER TAXES PAID                  2,686         2,786          21          802
10. SECURED/RENTAL/LEASES                             --           486          --
11. UTILITIES                                    236,879       279,750     260,897      242,028
12. INSURANCE                                         --            --          --$1,582,440
13. INVENTORY PURCHASES                          257,863        83,785     146,466       61,262
14. VEHICLE EXPENSES                                  --            --          --
15. TRAVEL & ENTERTAINMENT                         9,766        10,869         861          546
16. REPAIRS, MAINTENANCE & SUPPLIES               78,051        78,837      49,567       84,536
17. ADMINISTRATIVE & SELLING                          --         2,747       1,950
18. OTHER (attach list)                        2,853,995     2,275,432   2,060,583    2,435,431
TOTAL DISBURSEMENTS FROM OPERATIONS           $3,673,189    $3,090,908  $2,756,941   $3,117,506
19. PROFESSIONAL FEES                         $       --    $       --  $       --   $       --
20. U.S. TRUSTEE FEES                                 --            --          --           --
21. OTHER REORGANIZATION EXPENSES
    (attach list)                                     --            --          --           --
TOTAL DISBURSEMENTS                           $3,673,189    $3,090,908  $2,756,941   $3,117,506
22. NET CASH FLOW                             $    2,357    $  (83,946) $  198,521   $ (288,670)
23. CASH - END OF MONTH (MOR-2)               $  297,869    $  213,923  $  412,444   $  123,772


   CASH RECEIPTS AND                                                                  FILING TO
   DISBURSEMENTS                                Feb-02      Mar-02       Apr-02         DATE
   -----------------                          ----------  ----------   ----------   ------------
   1.  CASH-BEGINNING OF MONTH                $  123,772  $  165,556   $  167,642   $    714,483
                                              ----------  ----------   ----------   ------------
   RECEIPTS:
   2.  CASH SALES                             $       --          --           --   $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE       1,349,186   1,657,321    1,655,125     18,787,054
   4.  LOANS & ADVANCES (attach list)                 --          --           --             --
   5.  SALE OF ASSETS                                 --          --           --             --
   6.  OTHER (attach list)                     1,465,834   1,292,880    1,741,879     12,899,471
   TOTAL RECEIPTS                             $2,815,019  $2,950,201   $3,397,004   $ 31,686,525
   (Withdrawal)Contribution by Individual
        Debtor MFR-2*                                N/A         N/A          N/A            N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                            $  142,024  $  157,720   $  184,218   $  1,781,987
   8.  PAYROLL TAXES PAID                         61,762      66,433       71,168        703,782
   9.  SALES, USE & OTHER TAXES PAID                 567       4,742        3,914         15,518
   10. SECURED/RENTAL/LEASES                          --          --           --          4,486
   11. UTILITIES                                 192,360     254,704      223,466      1,812,624
   12. INSURANCE                                      --          --           --        280,148
   13. INVENTORY PURCHASES                       151,616      73,403      192,570      1,176,349
   14. VEHICLE EXPENSES                               --          --           --             --
   15. TRAVEL & ENTERTAINMENT                      6,593       5,975           --         49,710
   16. REPAIRS, MAINTENANCE & SUPPLIES            55,567      39,635       48,832        519,747
   17. ADMINISTRATIVE & SELLING                       --          --        2,710         12,746
   18. OTHER (attach list)                     2,162,748   2,345,504    2,685,999     25,892,142
   TOTAL DISBURSEMENTS FROM OPERATIONS        $2,773,236  $2,948,115   $3,412,878   $ 32,249,239
   19. PROFESSIONAL FEES                      $       --  $       -- $         --   $         --
   20. U.S. TRUSTEE FEES                              --          --           --             --
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                  --          --           --             --
   TOTAL DISBURSEMENTS                        $2,773,236  $2,948,115   $3,412,878   $ 32,249,239
   22. NET CASH FLOW                          $   41,783  $    2,086   $  (15,874)  $   (562,714)
   23. CASH - END OF MONTH (MOR-2)            $  165,556  $  167,642   $  151,768   $    151,769


MOR-7

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

   OTHER CASH RECEIPTS AND                                Oct-01       Nov-01         Dec-01
   DISBURSEMENTS:
   -----------------------                              ----------     ------         ------
6.  OTHER RECEIPTS:
       Interest Income                                  $       --                        --
       401(k) Plan Refund                                       --                        --
       Cobra Insurance Payment                               7,928         5,259       3,764
       Miscellaneous                                         1,276        12,065          --
       Royalty Owners Trust Account                             --                        --
       Emission Credits                                         --                        --
       Intercompany Transfers                            1,512,000     1,294,000   1,462,400
       Account Transfers                                   240,000                        --


   TOTAL OTHER RECEIPTS                                 $1,761,204    $1,311,323  $1,466,164
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                          $       --                        --
       Workover Expense                                         --                        --
       Capital Expenditures                                     --                        --
       Revenue & Royalties                                      --        10,150          --
       Interest Payment                                         --                        --
       Employee Benefits                                    27,144        13,438      26,485
       Severance tax                                            --                        --
       Pre-petition checks voided in current period             --                        --
       Insiders                                                 --                        --
       Restricted Cash Transactions                             --                        --
       Contract Services                                   468,686       481,869     367,969
       Licenses / Fees / Permits                            19,878            89          --
       Freight                                              87,536       100,851      59,460
       Account Transfers                                   240,000                        --
       Outstanding checks to Balance to G/L                 72,328       (59,844)    168,807
       CIT Revolver Payments                             1,938,423     1,728,878   1,437,861
   TOTAL OTHER DISBURSEMENTS                            $2,853,995    $2,275,432  $2,060,583

   OTHER CASH RECEIPTS AND                              Jan-02      Feb-02       Mar-02             Apr-02               FILING TO
   DISBURSEMENTS:                                                                                                          DATE
   -----------------------                            ----------   ----------  ----------        -------------          -----------
6.  OTHER RECEIPTS:
       Interest Income                                        --               $       --        $   13,960.67          $    14,505
       401(k) Plan Refund                                     --                       --                   --                   --
       Cobra Insurance Payment                                --        4,834          --                3,398               35,072
       Miscellaneous                                      32,396                    1,880               70,520              241,493
       Royalty Owners Trust Account                                                    --                   --                   --
       Emission Credits                                                                --                   --                   --
       Intercompany Transfers                          1,214,000    1,461,000   1,291,000            1,424,000           11,668,400
       Account Transfers                                                               --              230,000              940,000


   TOTAL OTHER RECEIPTS                               $1,246,396   $1,465,834  $1,292,880        $   1,741,879          $12,899,471
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                             --  $       --        $          --          $        --
       Workover Expense                                                    --          --                   --                   --
       Capital Expenditures                                                --          --                   --               17,812
       Revenue & Royalties                                                 --          --                   --               10,150
       Interest Payment                                                    --          --                   --                   --
       Employee Benefits                                  27,352       27,296      41,037               27,032              272,216
       Severance tax                                                       --          --                   --                   --
       Pre-petition checks voided in current period                        --          --                   --               (5,215)
       Insiders                                                            --          --                   --                   --
       Restricted Cash Transactions                                        --          --                   --                   --
       Contract Services                                 464,117      463,768     502,800              434,528            2,687,610
       Licenses / Fees / Permits                          14,645        2,190       1,000                   25               36,051
       Freight                                            73,970       56,410      74,185               67,647              511,018
       Account Transfers                                 393,386      200,000     210,000              230,000            1,103,386
       Outstanding checks to Balance to G/L             (160,665)     104,132    (125,520)             195,350             (313,366)
       CIT Revolver Payments                           1,622,626    1,308,951   1,642,003            1,734,416           14,473,592
   TOTAL OTHER DISBURSEMENTS                          $2,435,431   $2,162,748  $2,345,504        $   2,688,999          $18,793,255


MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11
APRIL 2002

   CASH RECEIPTS AND                                         Chase             Chase              Chase              Chase
   DISBURSEMENTS                                          00100547117       00103316965         103405768        630181003508
   -----------------                                      -----------      -------------       -----------       -------------
   1.  CASH-BEGINNING OF MONTH                            $       100      $          34       $    36,310       $         --
   RECEIPTS:
   2.  CASH SALES                                         $        --      $          --       $        --       $         --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      414,593
   4.  LOANS & ADVANCES (attach list)
   5.  SALE OF ASSETS
   6.  OTHER (attach list)                                         --          1,424,000           230,000                 --
   TOTAL RECEIPTS                                         $   414,593      $   1,424,000       $   230,000       $         --
   (Withdrawal)Contribution by Individual Debtor MFR-2*           N/A                N/A               N/A                N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                $                   $   184,218       $
   8.  PAYROLL TAXES PAID                                                                           71,168
   9.  SALES, USE & OTHER TAXES PAID                                               3,914
   10. SECURED/RENTAL/LEASES
   11. UTILITIES                                                                 223,466
   12. INSURANCE
   13. INVENTORY PURCHASES                                                       192,570
   14. VEHICLE EXPENSES
   15. TRAVEL & ENTERTAINMENT                                                     48,832
   16. REPAIRS, MAINTENANCE & SUPPLIES                                             2,710
   17. ADMINISTRATIVE & SELLING
   18. OTHER (attach list)                                    394,109            951,558                25                 --
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   394,109      $   1,423,050       $   255,411       $         --
   19. PROFESSIONAL FEES                                  $        --      $          --       $        --       $         --
   20. U.S. TRUSTEE FEES                                           --                 --                --                 --
   21. OTHER REORGANIZATION EXPENSES (attach list)                 --                 --                --                 --
   TOTAL DISBURSEMENTS                                    $   394,109      $   1,423,050       $   255,411       $         --
   22. NET CASH FLOW                                      $    20,483      $         950       $   (25,411)      $         --
   23. CASH - END OF MONTH (MOR-2)                        $    20,583      $         984       $    10,898       $         --

   CASH RECEIPTS AND                                        Bank One        Bank of America     FILING TO
   DISBURSEMENTS                                            5577659           1171987307         DATE
   -----------------                                      -------------     ---------------  -------------
   1.  CASH-BEGINNING OF MONTH                            $      79,317     $    51,880         167,642
   RECEIPTS:
   2.  CASH SALES                                         $          --     $        --              --
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      1,240,532                       1,655,125
   4.  LOANS & ADVANCES (attach list)                                                                --
   5.  SALE OF ASSETS                                                                                --
   6.  OTHER (attach list)                                       87,879              --       1,741,879
   TOTAL RECEIPTS                                         $   1,328,411     $        --       3,397,004
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A             N/A             N/A
   DISBURSEMENTS:
   7.  NET PAYROLL                                        $                 $                   184,218
   8.  PAYROLL TAXES PAID                                                                        71,168
   9.  SALES, USE & OTHER TAXES PAID                                                              3,914
   10. SECURED/RENTAL/LEASES                                                                         --
   11. UTILITIES                                                                                223,466
   12. INSURANCE                                                                                     --
   13. INVENTORY PURCHASES                                                                      192,570
   14. VEHICLE EXPENSES                                                                              --
   15. TRAVEL & ENTERTAINMENT                                                                        --
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                           48,832
   17. ADMINISTRATIVE & SELLING                                                                   2,710
   18. OTHER (attach list)                                    1,340,307              --       2,685,999
   TOTAL DISBURSEMENTS FROM OPERATIONS                    $   1,340,307     $        --       3,412,878
   19. PROFESSIONAL FEES                                  $          --     $        --              --
   20. U.S. TRUSTEE FEES                                             --              --              --
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --              --              --
   TOTAL DISBURSEMENTS                                    $   1,340,307     $        --       3,412,878
   22. NET CASH FLOW                                      $     (11,896)    $        --         (15,874)
   23. CASH - END OF MONTH (MOR-2)                        $      67,422     $    51,880         151,768

MOR-7                                      *Applies to Individual debtor's only.

CASE NAME: STERLING FIBERS, INC.                     CASE NUMBER: 01-37808-H3-11

April 2002

   OTHER CASH RECEIPTS AND                               Chase          Chase              Chase             Chase
   DISBURSEMENTS:                                     00100547117    00103316965         103405768      630181003508
   -----------------------                            -----------    -----------       -----------      --------------
   6.  OTHER RECEIPTS:
       Interest Income
       401(k) Plan Refund
       Cobra Insurance Payment
       Miscellaneous
       Royalty Owners Trust Account
       Emission Credits
       Intercompany Transfers                                             1,424,000
       Account Transfers                                                                      230,000


   TOTAL OTHER RECEIPTS                               $        --        $1,424,000    $      230,000   $           --
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense
       Workover Expense
       Capital Expenditures
       Revenue & Royalties
       Interest Payment
       Employee Benefits                                                     27,032
       Severance tax
       Pre-petition checks voided in current period
       Insiders
       Restricted Cash Transactions
       Contract Services                                                    434,528
       Licenses / Fees / Permits                                                 --             25
       Freight                                                               64,647
       Account Transfers                                                    230,000
       Outstanding checks to Balance to G/L                                 195,350
       CIT Revolver Payments                              394,109
   TOTAL OTHER DISBURSEMENTS                          $   394,109       $   951,558    $        25      $           --

   OTHER CASH RECEIPTS AND                                Bank One          Bank of America          FILING TO
   DISBURSEMENTS:                                          5577659             1171987307               DATE
   -----------------------                                ----------------------------------------------------
   6.  OTHER RECEIPTS:$   13
       Interest Income                                           13,961                           $      13,961
       401(k) Plan Refund                                                                                    --
       Cobra Insurance Payment                                    3,398                                   3,398
       Miscellaneous                                             70,520               --                 70,520
       Royalty Owners Trust Account                                                                          --
       Emission Credits                                                                                      --
       Intercompany Transfers                                                                         1,424,000
       Account Transfers                                                                                230,000
                                                                                                             --
                                                                                                             --
   TOTAL OTHER RECEIPTS                                   $      87,879     $         --          $   1,741,879
   18. OTHER DISBURSEMENTS:
       Lease Operating Expense                                                                    $          --
       Workover Expense                                                                                      --
       Capital Expenditures                                                                                  --
       Revenue & Royalties                                                                                   --
       Interest Payment                                                                                      --
       Employee Benefits                                                                                 27,032
       Severance tax                                                                                         --
       Pre-petition checks voided in current period                                                          --
       Insiders                                                                                              --
       Restricted Cash Transactions                                                                          --
       Contract Services                                                                                434,528
       Licenses / Fees / Permits                                                                             25
       Freight                                                                                           64,647
       Account Transfers                                                                                230,000
       Outstanding checks to Balance to G/L                                                             195,350
       CIT Revolver Payments                              $   1,340,307                               1,734,416
TOTAL OTHER DISBURSEMENTS                                 $   1,340,307     $         --          $   2,685,999


MOR-7 ATTACHMENT

CASE NAME: STERLING FIBERS, INC.                      CASE NUMBER: 01-37808-H-11


                           CASH ACCOUNT RECONCILIATION
                              MONTH OF APRIL 2002


BANK NAME                     Chase Bk of TX     Bank One     Bank of America    Chase Bk of TX   Chase Bk of TX   Chase Bk of Del
ACCOUNT NUMBER                 00103316965       5577659       0011 7198 7307      00103405768     00100547117       630181003508
ACCOUNT TYPE                    AP Trade         Lockbox        Petty Cash          Payroll         AR Wires          Contr. Disb.
--------------               ---------------   ----------    ----------------    --------------  ---------------   ---------------
BANK BALANCE                 $          984   $    67,422    $       51,880    $       10,898     $       20,583    $          --
DEPOSIT IN TRANSIT
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE        $          984        67,422    $       51,880    $       10,898     $       20,583    $          --
=================================================================================================================================
BEGINNING CASH - PER BOOKS   $           34   $    79,317    $       51,880    $       36,310     $          100    $          --
RECEIPTS                                        1,328,411                                                414,593
TRANSFERS BETWEEN ACCOUNTS        1,424,000                              --           230,000
(WITHDRAWAL) CONTRIBUTION-
BY INDIVIDUAL DEBTOR MFR-2
CHECKS/OTHER DISBURSEMENTS       (1,423,050)   (1,340,307)                           (255,411)          (394,109)
ENDING CASH - PER BOOKS      $          984   $    67,422    $       51,880    $       10,898     $       20,583    $          --
=================================================================================================================================

BANK NAME
ACCOUNT NUMBER
ACCOUNT TYPE                       TOTAL
--------------                  -----------
BANK BALANCE                    $   151,768
DEPOSIT IN TRANSIT                       --
OUTSTANDING CHECKS                       --
ADJUSTED BANK BALANCE           $   151,768
===========================================
BEGINNING CASH - PER BOOKS      $   167,642
RECEIPTS                          1,743,004
TRANSFERS BETWEEN ACCOUNTS        1,654,000
(WITHDRAWAL) CONTRIBUTION-               --
BY INDIVIDUAL DEBTOR MFR-2               --
CHECKS/OTHER DISBURSEMENTS       (3,412,878)
ENDING CASH - PER BOOKS         $   151,767
===========================================


MOR-8

CASE NAME: STERLING FIBERS, INC.                    CASE NUMBER: 01-37808-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                       FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)    Oct-2001   Nov-2001   Dec-2001   Jan-2002   Feb-2002    Mar-2002  Apr-2002      DATE
-------------------------------------    --------   --------   --------   --------   --------   ---------  --------    ---------

1.                                       $     --   $     --   $     --   $     --   $     --    $     --  $     --     $     --
2.                                             --         --         --         --         --          --        --           --
3.                                             --         --         --         --         --          --        --           --
4.                                             --         --         --         --         --          --        --           --
5.                                             --         --         --         --         --          --        --           --
6.                                             --         --         --         --         --          --        --           --
7.                                             --         --         --         --         --          --        --           --
8.                                             --         --         --         --         --          --        --           --
9.                                             --         --         --         --         --          --        --           --


TOTAL INSIDERS (MOR-1)                   $     --   $     --   $     --   $     --   $     --    $     --  $     --     $     --

         PROFESSIONALS                                                                                              FILING TO
        NAME/ORDER DATE         Oct-2001     Nov-2001     Dec-2001     Jan-2002     Feb-2002    Mar-2002  Apr-2002     DATE
        ---------------         --------     --------     --------     --------    ---------   ---------  --------  ---------

1.                              $     --     $     --     $     --     $     --    $     --    $     --   $     --  $     --
2.                                    --           --           --           --          --          --         --        --
3.                                    --           --           --           --          --          --         --        --
4.                                    --           --           --           --          --          --         --        --
5.                                    --           --           --           --          --          --         --        --
6.                                    --           --           --           --          --          --         --        --
TOTAL PROFESSIONALS (MOR-1)     $     --     $     --     $     --     $     --    $     --    $     --   $     --  $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES ; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

MOR-9